Exhibit 10.19



THIS AGREEMENT is made of the 20th day of October 2003

BETWEEN:

Jason McDiarmid., businessman, of 1839 LaRonde Drive, Surrey, B. C.
("McDiarmid");

AND

Essential Innovations Technology Corp., a Nevada corporation with an office at 114 West Magnolia Street, Suite 400-142, Bellingham, WA 98225 ("EITC")

WHEREAS:

EITC is engaged in the business of developing certain proprietary geo thermal products.

McDiarmid is the President and Chief Executive Officer of EITC

NOW IT IS HEREBY AGREED as follows:

1.       Interpretation

         1.1      In this Agreement:

                  i) "Agreement" means this document and any and all Schedules to this Agreement, as amended, modified or supplemented from time to time in accordance with these provisions;

2.       Loan:

         2.1 McDiarmid agrees to lend EITC US $10,000.00 with terms and conditions as per Schedule "A"

         2.2 EITC agrees to repay the loan in full, together with unpaid interest when demanded by McDiarmid

3.       Notice

         3.1 All notices required or permitted hereunder shall be in writing and shall be transmitted by hand or by post to the parties addressed to the addresses given at the head of this Agreement, or such other address as the parties may designate in writing.

4.       Miscellaneous

         4.1 If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         4.2 The clause headings in this Agreement are inserted for convenience only and should be ignored in construing this Agreement.

         4.3. No change in, or addition to, the terms of this Agreement shall be valid unless in writing and signed by the parties hereto.

         4.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

The Recitals and Schedules hereto form part of this Agreement.

IN WITNESS WHEREOF the parties hereto have entered into this Agreement the day and year first above written.

/s/ Jason McDiarmid
----------------------
Jason McDiarmid

For and on behalf of

Essential Innovations Technology Corp.

/s/ Kenneth Telford
---------------------------------
Kenneth Telford, CFO & Secretary

                                   SCHEDULE A
                   LOAN OF US $10,000.00 from Jason McDiarmid
                    To Essential Innovations Technology Corp


Date of loan:     October 20, 2003

Term: Due on Demand, demand will not be made for repayment prior to March 31, 2004

Interest:         9%, calculated monthly, payable monthly

Security:         Unsecured

Initials:         JM       /s/ JM
                  EITC     /s/ KT